Employee Benefit Plans	12 Months Ended
Dec. 31, 2015
Postemployment Benefits [Abstract]
Employee Benefit Plans
Employee Benefit Plans
WPX has a defined contribution plan which matches dollar-for-dollar up to the first 6 percent of eligible pay per period. Employees also receive a non-matching annual employer contribution of equal to 8 percent of eligible pay if they are age 40 or older and 6 percent of eligible pay if they are under age 40. Total contributions to this plan were $15 million, $17 million and $16 million for 2015, 2014 and 2013, respectively. Approximately $9 million and $10 million were included in accrued and other current liabilities at December 31, 2015 and December 31, 2014, respectively, related to the non-matching annual employer contribution.